                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 23, 2003
                                                           -------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

            Missouri                      0-24571             43-1816913
            --------                     ----------           -----------
(State or other Jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated July 23, 2003.

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On July 23, 2003 Pulaski Financial Corp. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2003. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PULASKI FINANCIAL CORP.



Date: July 25, 2003                   By: /s/ Ramsey K. Hamadi
                                          --------------------------------------
                                          Ramsey K. Hamadi
                                          Chief Financial Officer